EXHIBIT 10.A.5
                              APPLE COMPUTER, INC.
                             1990 STOCK OPTION PLAN

     1.    Purposes  of the Plan.  The purposes of this 1990  Stock  Option
Plan are to attract and retain high quality personnel for positions of substantial responsibility, to provide additional incentive to Employees of the Company, its Subsidiaries and its Affiliated Companies and to promote the success of the Company's business. This Plan succeeds to and replaces the Company's 1981 Stock Option Plan. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, and the regulations promulgated thereunder. Stock appreciation rights ("SARs") may be granted under the Plan in connection with Options or independently of Options.

     2.    Definitions.   As used herein, the following  definitions  shall
apply:

      (a) "Administrator" means the Board or any of its Committees, as shall be administering the Plan from time to time pursuant to Section 4 of the Plan.

      (b) "Affiliated Company" means a corporation which is not a Subsidiary but with respect to which the Company owns, directly or indirectly through one or more Subsidiaries, at least 20% of the total voting power, unless the Administrator determines in its discretion that such corporation is not an Affiliated Company.

      (c)   "Board" means the Board of Directors of the Company.

      (d) "Common Stock" means the Common Stock, no par value, of the Company.

      (e) "Company" means Apple Computer, Inc., a California corporation, or its successor.

      (f) "Committee" means a Committee, if any, appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

      (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

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      (h)   "Continuous  Status as an Employee" means the  absence  of  any interruption or termination of the employment relationship with the Company or any Subsidiary or Affiliated Company. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) medical leave, provided that such leave is for a period of not more than four months; (ii) military leave; (iii) family leave, provided that such leave is for a period of not more than four months; (iv) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than four months, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to Employees in writing; or (v) in the case of transfers between locations of the Company or between the Company, its Subsidiaries,its successor or its Affiliated Companies.

     (i)  "Director" means a member of the Board.

     (j) "Employee" means any person, including Officers and Directors, employed by and on the payroll of the Company, any Subsidiary or any Affiliated Company. The payment of Directors' fees by the Company shall not be sufficient to constitute "employment" by the Company.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" means the value of Common Stock determined as follows:

           (i) If the Common Stock is listed on any established stock exchange or a national market system (including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System), its Fair Market Value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) for the last market trading day prior to the time of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable.

          (ii) If the Common Stock is regularly quoted on the NASDAQ System (but not on the National Market System) or quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock for the last day on which there are quoted prices prior to the time of determination.

           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     (m)  "Officer" means an officer of the Company within the meaning  of
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (n) "Nonstatutory Stock Option" means an Option that is not an Incentive Stock Option.
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     (o)   "Incentive  Stock Option" means an Option  that  satisfies  the provisions of Section 422 of the Code and is expressly designated by the Administrator at the time of grant as an incentive stock option.

     (p)  "Option" means an Option granted pursuant to the Plan.

     (q) "Optioned Stock" means the Common Stock subject to an Option or SAR.

     (r)  "Optionee" means an Employee who receives an Option or SAR.

     (s) "Parent" corporation shall have the meaning defined in Section 424(e) of the Code.

     (t)  "Plan" means this 1990 Stock Option Plan.

     (u)   "SAR"  means  a  stock appreciation right granted  pursuant  to
Section 9 below.

     (v) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

     (w) "Subsidiary" corporation has the meaning defined in Section 424(f) of the Code.

      In addition, the terms "Rule 16b-3" and "Applicable Laws", the term "Insiders", the term "Tax Date" and the terms "Change in Control" and "Change in Control Price", shall have the meanings set forth, respectively, in Sections 4, 9, 10 and 12 below.

      3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan or for which SARs may be granted and exercised is 51,200,000 Shares (including Shares issued under the 1981 Stock Option Plan, to which this Plan is a successor).

     The Shares may be authorized but unissued or reacquired Common Stock.

      In the discretion of the Administrator, any or all of the Shares authorized under the Plan may be subject to SARs issued pursuant to the Plan.
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     If an Option or SAR issued under this Plan or under the Company's 1981
Stock Option Plan should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless this Plan shall have been terminated, become available for other Options or SARs under this Plan. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or SAR, such Shares shall not become available for future grant under the Plan.

     4.   Administration of the Plan.

          (a)  Composition of Administrator.

                     (1) Multiple Administrative Bodies. If permitted by Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto, as in effect at the time that discretion is being exercised with respect to the Plan ("Rule 16b-3"), and by the legal requirements relating to the administration of stock plans such as the Plan, if any, of applicable securities laws, California corporate law and the Code
(collectively, "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are not Employees, (B) Directors who are Employees, (C) Officers who are not Directors and (D) Employees who are neither Directors nor Officers.

                     (2)   Administration  with respect  to  Directors  and
Officers.   With  respect to grants and awards to Employees  who  are  also
Officers or Directors of the Company, the Plan may be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (I) in such a manner as to permit the Plan and grants and awards thereunder to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (II) in such a manner as to satisfy the Applicable Laws.

                     (3) Administration with respect to Other Persons. With respect to grants and awards to Employees who are neither Directors nor Officers of the Company, the Plan may be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                     (4)   General.   Once a Committee has  been  appointed
pursuant to subsection (2) or (3) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection
(2) to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

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           (b)  Powers of the Administrator.  Subject to the provisions  of the Plan and, in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion: (i) to determine the Fair Market Value of the Common Stock in accordance with Section 2(l) of the Plan; (ii) to determine, in accordance with Section 8(a) of the Plan, the exercise price per Share of Options and SARs to be granted; (iii) to determine the Employees to whom, and the time or times at which, Options and SARs shall be granted and the number of Shares to be represented by each Option or SAR (including without limitation whether or not a corporation shall be excluded from the definition of Affiliated Company under Section 2(b));
(iv) to interpret the Plan; (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or SAR granted hereunder (including, but not limited to, any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or SAR and/or the Shares relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);
(vi) to approve forms of agreement for use under the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan;
(viii) to modify or amend each Option or SAR (with the consent of the Optionee) or accelerate the exercise date of any Option or SAR; (ix) to reduce the exercise price of any Option or SAR to the then current Fair
Market Value if the Fair Market Value of the Common Stock covered by such Option or SAR shall have declined since the date the Option or SAR was granted; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or SAR previously granted by the Administrator; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

           (c) Effect of Decisions by the Administrator. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

      5. Eligibility. Options and SARs may be granted only to Employees. An Employee who has been granted an Option or SAR may, if he or she is otherwise eligible, be granted an additional Option or Options, SAR or SARs. Each Option shall be evidenced by a written Option agreement, which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and which shall be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options and options granted under other plans of the Company or any Parent or Subsidiary that are designated as incentive stock options are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted, and (ii) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option with respect to such Shares is granted. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue new Options or Options in exchange for the surrender and cancellation of any or all outstanding Options, other options, SARs or other stock appreciation rights.

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     Neither the Plan nor any Option or SAR agreement shall confer upon any
Optionee any right with respect to continuation of employment by the Company (or any Parent, Subsidiary or Affiliated Company), nor shall it interfere in any way with the Optionee's right or the right of the Company (or any Parent, Subsidiary or Affiliated Company) to terminate the Optionee's employment at any time or for any reason.

      6. Term of Plan. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of a majority of the outstanding Shares of the Company entitled to vote on the adoption of the Plan, whichever is earlier. It shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 14 of the Plan.

      7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option agreement.

     8.   Exercise Price and Consideration.

          (a) Exercise Price. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator, but shall in no event be less than 100% of the Fair Market Value of Common Stock, determined as of the date of grant of the Option. In the event that the Administrator shall reduce the exercise price, the exercise price shall be no less than 100% of the Fair Market Value as of the date of that reduction. In no event shall the per Share exercise price be less than 110% of the Fair Market Value per Share as of the date of grant in the case of an Incentive Stock Option granted to an Optionee who, immediately before the grant of such Option, owns Shares representing more than 10% of the voting power or value of all classes of stock of the Company or any Parent or Subsidiary.

           (b) Method of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vi) if the Optionee is subject to Section 16 of the Exchange Act, by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve (12) months after the date of delivery of the subscription agreement, or (vii) any combination of the foregoing methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.
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     9.   Stock Appreciation Rights.

           (a) Granted in Connection with Options. At the sole discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                (i) The SAR shall entitle the Optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related
Option over (y) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

                (ii) When an SAR is exercised, the related Option, to the extent surrendered, shall no longer be exercisable.

                (iii) An SAR shall be exercisable only when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                (iv) An SAR may only be exercised at a time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

            (b)    Independent  SARs.   At  the  sole  discretion  of   the
Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                (i) The SAR shall entitle the Optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of (x) the Fair Market Value of the Common Stock covered by exercised portion of the SAR, as of the date of such exercise, over (y) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date on which the SAR was granted; provided, however, that the Administrator may place limits on the amount that may be paid upon exercise of an SAR.

               (ii) SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

           (c) Form of Payment. The Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

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           (d)   Rule  16b-3.  SARs granted to persons who are  subject  to
Section 16 of the Exchange Act ("Insiders") shall contain such additional restrictions as may be required to be contained in the plan or SAR agreement in order for the SAR to qualify for the maximum exemption provided by Rule 16b-3.

     10.  Method of Exercise.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

           An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the
Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option agreement, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. An Option or SAR may not be exercised with respect to a fraction of a Share.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

           (b) Rule 16b-3. Options and SARs granted to Insiders must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to be contained in the Plan or the agreement to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

           (c) Termination of Continuous Employment. Upon termination of an Optionee's Continuous Status as Employee (other than termination by reason of the Optionee's death), the Optionee may, but only within ninety
(90) days after the date of such termination, exercise his or her Option or SAR to the extent that it was exercisable at the date of such termination. Notwithstanding the foregoing, however, an Option or SAR may not be exercised after the date the Option or SAR would otherwise expire by its terms due to the passage of time from the date of grant.

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           (d)   Death  of  Optionee.  In the event  of  the  death  of  an
Optionee:

                (1) Who is at the time of death an Employee and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option or SAR may be exercised at any time within six (6) months (or such other period of time not exceeding twelve (12) months as determined by the Administrator) following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and terminated his or her employment six (6) months (or such other period of time not exceeding twelve (12) months as determined by the Administrator) after the date of death; or

                (2) Within ninety (90) days after the termination of Continuous Status as an Employee, the Option or SAR may be exercised, at any time within six (6) months (or such other period of time not exceeding twelve (12) months as determined by the Administrator) following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

           Notwithstanding the foregoing, however, an Option or SAR may not be exercised after the date the Option or SAR would otherwise expire by its terms due to the passage of time from the date of grant.

           (e) Stock Withholding to Satisfy Withholding Tax Obligations. When an Optionee incurs tax liability in connection with the exercise of an Option or SAR, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation (including, at the election of the Optionee, any additional amount which the Optionee desires to have withheld in order to satisfy in whole or in part the Optionee's full estimated tax in connection with the exercise) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued upon exercise of the SAR, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld (and any additional amount desired to be withheld, as aforesaid). The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

           All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

               (i) the election must be made on or prior to the applicable Tax Date;
               (ii) once made, the election shall be irrevocable as to the particular Shares of the Option or SAR as to which the election is made unless revocation of the election is permitted by Rule 16b-3 and the Code; and
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               (iii)     all elections shall be subject to the consent  or
disapproval of the Administrator.

           In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or SAR is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

      11. Non-Transferability of Options. Options and SARs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee or holder of an SAR does not constitute a transfer. An Option or an SAR may be exercised, during the lifetime of the Optionee or SAR holder, only by the Optionee or SAR holder or by a transferee permitted by this Section 11.

     12.  Adjustments Upon Changes in Capitalization or Merger.

           (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and SAR, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options or SARs have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or SAR, as well as the price per Share covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or SAR.

           (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options and SARs will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option or SAR shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option or SAR as to all or any part of the Optioned Stock or SAR, including Shares as to which the Option or SAR would not otherwise be exercisable.

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           (c)   Sale  of  Assets or Merger. Subject to the  provisions  of paragraph (d) hereof, in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option and SAR shall be assumed or an equivalent option or stock appreciation right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option or SAR as to all of the Optioned Stock, including Shares as to which the Option or SAR would not otherwise be exercisable. If the Administrator makes an Option or SAR fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Company shall notify the Optionee that the Option or SAR shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option or SAR will terminate upon the expiration of such period. For purposes of this paragraph, an Option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely Common Stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the per share consideration to be received upon exercise of the Option to be solely Common Stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

          (d) Change in Control. In the event of a "Change in Control" of the Company, as defined in paragraph (e) below, unless otherwise determined by the Administrator prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

                (1) Any Options and SARs outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested; and

                (2) The value of all outstanding Options and SARs shall, unless otherwise determined by the Administrator at or after grant, be cashed-out. The amount at which such Options and SARs shall be cashed out shall be equal to the excess of (x) the Change in Control Price
     (as defined below) over (y) the exercise price of the Common Stock covered by the Option or SAR. The cash-out proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option or SAR by bequest or inheritance.

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           (e)   Definition of "Change in Control".  For purposes  of  this
Section 12, a "Change in Control" means the happening of any of the following:

                (i) When any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                (ii) The occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

           (f) Change in Control Price. For purposes of this Section 12, "Change in Control Price" shall be, as determined by the Administrator, (i) the highest Fair Market Value at any time within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Administrator (the "60-Day Period"), or (ii) the highest price paid or offered, as determined by the Administrator, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period.

      13. Time of Granting Options and SARs. The date of grant of an Option or SAR shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or SAR. Notice of the determination shall be given to each Employee to whom an Option or SAR is so granted within a reasonable time after the date of such grant.

     14.  Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan, as it may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other Applicable Law), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as is required.

           (b) Effect of Amendment or Termination. Any such amendment, alteration, suspension or termination of the Plan shall not impair the rights of any Optionee or SAR holder under any grant theretofore made without his or her consent. Such Options and SARs shall remain in full force and effect as if this Plan had not been amended or terminated.

      15. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option or SAR unless the exercise of such Option or SAR and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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           As  a  condition  to the exercise of an Option  or  SAR  or  the issuance of Shares upon exercise of an Option or SAR, the Company may require the person exercising such Option or SAR to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

           Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

      16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

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